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                                                                Exhibit 23.4




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports on the December 31, 1996 consolidated financial statements of Technology Modeling Associates, Inc. dated January 24, 1997 included in Avant! Corporation's Registration Statement on Form S-4 (File No. 333-42923) dated December 22, 1997.

                                         /s/ Arthur Andersen LLP

San Jose, California
January 8, 1998